[logo] M F S(R)                                                    ANNUAL REPORT
INVESTMENT MANAGEMENT                                             FOR YEAR ENDED
                                                                   JUNE 30, 2001

[Graphic Omitted]

                         MFS(R) INSTITUTIONAL
                         CORE EQITY FUND

MFS(R) INSTITUTIONAL CORE EQUITY FUND

TRUSTEES                                                         INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,       Massachusetts Financial Services
MFS Investment Management(R)                                     Company
                                                                 500 Boylston Street
Nelson J. Darling, Jr.+ - Private investor and trustee           Boston, MA 02116-3741

William R. Gutow+ - Private investor and real estate             DISTRIBUTOR
consultant;                                                      MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company          500 Boylston Street
(video franchise)                                                Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                           INVESTOR SERVICE MFS
Jeffrey L. Shames*                                               Service Center, Inc.
                                                                 P.O. Box 2281
PORTFOLIO MANAGER                                                Boston, MA 02107-9906
John D. Laupheimer, Jr.*
                                                                 For additional information, contact your
TREASURER                                                        investment professional.
James O. Yost*
                                                                 CUSTODIAN
ASSISTANT TREASURERS                                             State Street Bank and Trust Company
Mark E. Bradley*
Robert R. Flaherty*                                              AUDITORS
Laura F. Healy*                                                  Deloitte & Touche LLP
Ellen Moynihan*
                                                                 WORLD WIDE WEB
SECRETARY                                                        www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/
    Jeffrey L. Shames

    Chairman and Chief Executive Officer
    MFS Investment Management(R)

July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2001, the fund provided a total return of -12.54%, including the reinvestment of any distributions. During the same period, the fund's returns compare to a -14.83% return for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is an unmanaged but commonly used measure of common stock total return performance. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -15.62%.

While broad market conditions continued to be marked by poor investor confidence and general uncertainty about corporate earnings, the primary reason the fund outperformed the S&P 500 and the Lipper category average was favorable stock selection and our significant exposure to energy, financial services, and health care stocks. Many of the natural gas, oil services, and electric utilities stocks that performed well for the fund in the early part of the year have come under pressure in recent months due to concerns about stock valuations and increased oil reserves, which we believe could lead to lower prices, however, our long-term view regarding the future prospects of energy stocks remains positive. While it's difficult to predict the future price of any commodity, our research indicates that oil and natural gas prices could remain near historically high levels possibly providing support to capital spending, corporate earnings, and profit margins. In addition, we think the supply and demand environment for electric power, natural gas, and oil should remain favorable over the long term.

Although the health care sector posted mixed results at the end of the period, we've maintained our favorable outlook on many of these stocks. Early in the year, our holdings in the sector fared well amid persistent investor nervousness and market weakness. In recent months, however, investors have taken some profits in pharmaceutical stocks due to valuation and earnings concerns. We saw this as an opportunity and have increased several positions across a broad range of pharmaceutical stocks. We're optimistic that these companies could generate attractive earnings growth relative to the rest of the equity market.

We've also continued to see opportunities in companies with diversified revenue streams and dominant industry positions that we believe could further benefit when the economy recovers. Examples include holdings such as General Electric and United Technologies. Finally, while the portfolio remained underweighted in technology stocks relative to its benchmark, we added to a few high-quality names, such as Microsoft and IBM that we believe exhibit high or improving returns on capital, that have been increasing market share, and that have been selling at reasonable valuations.

Looking forward, it's difficult to predict when the economy can pull out of this slump. There are so many variables that can potentially hurt the economy or help turn it around that we don't spend too much time trying to analyze macroeconomic factors. That said, we have been encouraged by the strength of the consumer this year, especially given the amount of news regarding restructurings and layoffs. On the other hand, our research indicates business spending has slowed considerably, and the focus has shifted from growth to inventory reduction, which is a healthy process, if somewhat painful in the near term. As a consequence, the fund remained overweighted in parts of the market that we've discussed because we believe they have strong earnings outlooks and less exposure to the economic downturn.

Longer term, we think the outlook for stocks is positive. In our view, low inflation, falling interest rates, and lower taxes could help contain the slowdown. Additionally, as we move through the second half of this year, we think it could get easier for more companies to meet earnings estimates, especially in light of the stock weakness and downward earnings revisions we've seen.

    Respectfully,

/s/ John D. Laupheimer, Jr.

    John D. Laupheimer, Jr.
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., CFA, is Senior Vice President and Director of Equity Research of MFS Investment Management(R) (MFS(R)). He is portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund.

As Director of Equity Research, he is responsible for the hiring, training, and industry assignments of our team of equity research analysts, as well as the overall strategic direction of our MFS Original Research(R) process. John also manages the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines.

He joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999.

John is a graduate of Boston University and MIT's Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks long-term growth of capital generally consistent with that of a diversified large-cap portfolio and income equal to approximately 90% of the dividend yield of the S&P 500.

Commencement of investment operations: December 31, 1998

Size: $15.4 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2001. Index information is from January 1, 1999.)

                         MFS Institutional Core
                              Equity Fund           S&P 500 Stock Index
           "1/99"             $3,000,000                $3,000,000
           "6/99"              3,210,000                 3,371,500
           "6/00"              3,371,760                 3,615,910
           "6/01"              2,949,047                 3,079,658

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

                                                   1 Year                 Life*
-------------------------------------------------------------------------------
Cumulative Total Return                           -12.54%                -1.70%
-------------------------------------------------------------------------------
Average Annual Total Return                       -12.54%                -0.68%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                   1 Year                 Life*
-------------------------------------------------------------------------------
Average large cap core fund+                      -15.62%                +0.64%
-------------------------------------------------------------------------------
S&P 500 Stock Index#                              -14.83%                +1.05%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2001. Index information is from January 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2001

Stocks - 97.6%
--------------------------------------------------------------------------------
ISSUER                                                 SHARES           VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 85.9%
Aerospace - 2.9%
  Boeing Co.                                            2,840       $   157,904
  United Technologies Corp.                             3,976           291,282
                                                                    -----------
                                                                    $   449,186
--------------------------------------------------------------------------------
Banks & Credit Cos. - 3.3%
  Bank America Corp.                                    1,890       $   113,457
  Comerica, Inc.                                        1,470            84,672
  PNC Financial Services Group Co.                      1,580           103,948
  Wells Fargo Co.                                       4,417           205,081
                                                                    -----------
                                                                    $   507,158
--------------------------------------------------------------------------------
Biotechnology - 5.0%
  Eli Lilly & Co.                                       5,150       $   381,100
  Guidant Corp.*                                        5,700           205,200
  Pharmacia Corp.                                       4,118           189,222
                                                                    -----------
                                                                    $   775,522
--------------------------------------------------------------------------------
Business Machines - 3.9%
  International Business Machines Corp.                 3,398       $   383,974
  Sun Microsystems, Inc.*                               9,100           146,965
  Texas Instruments, Inc.                               2,080            65,520
                                                                    -----------
                                                                    $   596,459
--------------------------------------------------------------------------------
Business Services - 2.9%
  Automatic Data Processing, Inc.                       3,920       $   194,824
  BEA Systems, Inc.*                                      293             9,672
  Concord EFS, Inc.*                                      840            46,914
  First Data Corp.                                      2,968           190,694
                                                                    -----------
                                                                    $   442,104
--------------------------------------------------------------------------------
Cellular Phones - 1.2%
  Motorola, Inc.                                        5,560       $    92,073
  Sprint Corp. (PCS Group)*                             3,958            95,586
                                                                    -----------
                                                                    $   187,659
--------------------------------------------------------------------------------
Chemicals - 0.3%
  Praxair, Inc.                                         1,080       $    50,760
--------------------------------------------------------------------------------
Computer Hardware - Systems - 0.6%
  Dell Computer Corp.*                                  3,470       $    92,302
--------------------------------------------------------------------------------
Computer Software - Personal Computers - 2.4%
  Microsoft Corp.*                                      5,073       $   364,292
--------------------------------------------------------------------------------
Computer Software - Services - 0.9%
  EMC Corp.*                                            4,880       $   141,764
--------------------------------------------------------------------------------
Computer Software - Systems - 1.9%
  Adobe Systems, Inc.                                   1,160       $    54,497
  BMC Software, Inc.*                                   1,680            37,867
  Oracle Corp.*                                         7,222           142,346
  VERITAS Software Corp.*                                 780            52,564
                                                                    -----------
                                                                    $   287,274
--------------------------------------------------------------------------------
Consumer Goods & Services - 2.5%
  Colgate-Palmolive Co.                                 1,988       $   117,272
  Gillette Co.                                            950            27,541
  Philip Morris Cos., Inc.                              3,280           166,460
  Procter & Gamble Co.                                  1,180            75,284
                                                                    -----------
                                                                    $   386,557
--------------------------------------------------------------------------------
Electrical Equipment - 3.5%
  General Electric Co.                                 11,113       $   541,759
--------------------------------------------------------------------------------
Electronics - 2.2%
  Advanced Micro Devices, Inc.*                         1,480       $    42,742
  Analog Devices, Inc.*                                 3,050           131,913
  Intel Corp.                                           5,360           162,194
                                                                    -----------
                                                                    $   336,849
--------------------------------------------------------------------------------
Entertainment - 2.9%
  AOL Time Warner, Inc.*                                2,520       $   133,560
  Clear Channel Communications, Inc.*                   1,360            85,272
  Viacom, Inc., "B"*                                    4,390           227,182
                                                                    -----------
                                                                    $   446,014
--------------------------------------------------------------------------------
Financial Institutions - 8.2%
  Citigroup, Inc.                                       3,390       $   179,128
  Federal Home Loan Mortgage Corp.                      6,814           476,980
  Federal National Mortgage Assn                        3,070           261,410
  Lehman Brothers Holdings, Inc.                           30             2,332
  Merrill Lynch & Co., Inc.                             1,260            74,655
  State Street Corp.                                    5,346           264,574
                                                                    -----------
                                                                    $ 1,259,079
--------------------------------------------------------------------------------
Food & Beverage Products - 0.6%
  Quaker Oats Co.                                       1,040       $    94,900
--------------------------------------------------------------------------------
Healthcare - 0.7%
  HCA-The Healthcare Co.                                2,210       $    99,870
--------------------------------------------------------------------------------
Insurance - 5.9%
  AFLAC, Inc.                                           2,652       $    83,511
  American International Group, Inc.                    3,665           315,190
  CIGNA Corp.                                           2,440           233,801
  MetLife, Inc.                                         1,520            47,090
  St. Paul Cos., Inc.                                   3,572           181,065
  UnumProvident Corp.                                   1,650            52,998
                                                                    -----------
                                                                    $   913,655
--------------------------------------------------------------------------------
Machinery - 1.3%
  Deere & Co., Inc.                                     5,170       $   195,684
--------------------------------------------------------------------------------
Medical & Health Products - 5.5%
  Allergan, Inc.                                        1,080       $    92,340
  American Home Products Corp.                          4,582           267,772
  Bristol-Myers Squibb Co.                              1,055            55,176
  Pfizer, Inc.                                          7,675           307,384
  Schering Plough Corp.                                 3,220           116,693
                                                                    -----------
                                                                    $   839,365
--------------------------------------------------------------------------------
Medical & Health Technology Services - 2.2%
  Applera Corp. - Applied Biosystems Group              5,220       $   139,635
  Cardinal Health, Inc.                                 1,880           129,720
  Medtronic, Inc.                                       1,568            72,144
                                                                    -----------
                                                                    $   341,499
--------------------------------------------------------------------------------
Metals & Minerals - 0.9%
  Alcoa, Inc.                                           3,360       $   132,384
--------------------------------------------------------------------------------
Oil Services - 1.5%
  Baker Hughes, Inc.                                    3,100       $   103,850
  Global Marine, Inc.*                                  1,280            23,846
  Santa Fe International Corp.                            330             9,570
  Schlumberger Ltd.                                     1,870            98,456
                                                                    -----------
                                                                    $   235,722
--------------------------------------------------------------------------------
Oils - 5.6%
  Apache Corp.                                            630       $    31,972
  Conoco, Inc.                                          5,990           173,111
  Exxon Mobil Corp.                                     5,215           455,530
  Kerr-McGee Corp.                                      1,980           131,215
  Transocean Sedco Forex, Inc.                          1,820            75,075
                                                                    -----------
                                                                    $   866,903
--------------------------------------------------------------------------------
Printing & Publishing - 2.4%
  Gannett Co., Inc.                                     2,269       $   149,527
  New York Times Co.                                    5,046           211,932
                                                                    -----------
                                                                    $   361,459
--------------------------------------------------------------------------------
Retail - 2.1%
  CVS Corp.                                             5,390       $   208,054
  Wal-Mart Stores, Inc.                                 2,304           112,435
                                                                    -----------
                                                                    $   320,489
--------------------------------------------------------------------------------
Special Products & Services - 0.3%
  Minnesota Mining & Manufacturing Co.                    360       $    41,076
--------------------------------------------------------------------------------
Supermarket - 3.0%
  Safeway, Inc.*                                        9,740       $   467,520
--------------------------------------------------------------------------------
Telecommunications - 4.6%
  AT&T Corp.                                            3,880       $    85,360
  Cabletron Systems, Inc.*                              3,080            70,378
  CIENA Corp.*                                            560            21,246
  Cisco Systems, Inc.*                                  4,874            94,312
  Qwest Communications International, Inc.              5,740           182,934
  Sprint Corp. (FON Group)                              6,170           131,791
  Verizon Communications, Inc.                          2,395           128,133
                                                                    -----------
                                                                    $   714,154
--------------------------------------------------------------------------------
Utilities - Electric - 2.6%
  Duke Energy Corp.                                     2,730       $   106,497
  Exelon Corp.                                          3,635           233,076
  NiSource, Inc.                                        2,300            62,859
                                                                    -----------
                                                                    $   402,432
--------------------------------------------------------------------------------
Utilities - Gas - 2.1%
  Dominion Resources, Inc.                              1,530       $    91,999
  El Paso Corp.                                         1,483            77,917
  Enron Corp.                                           1,310            64,190
  Williams Cos., Inc.                                   2,720            89,624
                                                                    -----------
                                                                    $   323,730
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $13,215,580
--------------------------------------------------------------------------------
Foreign Stocks - 11.7%
Bermuda - 1.1%
  Tyco International Ltd. (Conglomerate)                3,066       $   167,097
--------------------------------------------------------------------------------
Canada - 0.5%
  Canadian National Railway Co. (Railroad)              1,827       $    73,993
--------------------------------------------------------------------------------
Finland - 0.9%
  Nokia Corp., ADR (Telecommunications)                 6,400       $   141,056
--------------------------------------------------------------------------------
France - 1.6%
  Sanofi-Synthelabo SA (Medical & Health Products)      1,915       $   125,735
  Total Fina SA, ADR (Oils)                             1,680           117,936
                                                                    -----------
                                                                    $   243,671
--------------------------------------------------------------------------------
Netherlands - 1.3%
  Akzo Nobel N.V. (Chemicals)                           3,410       $   144,447
  ING Groep N.V. (Financial Services)                     849            55,528
                                                                    -----------
                                                                    $   199,975
--------------------------------------------------------------------------------
Switzerland - 3.3%
  Nestle SA (Food and Beverage Products)*                 770       $   163,757
  Novartis AG (Medical & Health Products)               7,200           260,751
  Syngenta AG (Chemicals)*                              1,488            78,285
                                                                    -----------
                                                                    $   502,793
--------------------------------------------------------------------------------
United Kingdom - 3.0%
  BP PLC, ADR (Oils)                                    3,207       $   159,869
  Diageo PLC (Food & Beverage Products)*               15,785           173,370
  Reuters Group PLC, ADR (Business Services)            1,439           112,170
  Vodafone Group PLC (Telecommunications)*             11,905            26,402
                                                                    -----------
                                                                    $   471,811
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 1,800,396
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $15,193,613)                         $15,015,976
--------------------------------------------------------------------------------

Convertible Bond
--------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
--------------------------------------------------------------------------------
  Transocean Sedco Forex, Inc., 0s, 2020 (Oils)
    (Identified Cost $7,795)                         $     13       $     7,524
--------------------------------------------------------------------------------

Short-Term Obligations - 3.3%
--------------------------------------------------------------------------------
  Citicorp, Inc., due 7/02/01                        $    194       $   193,978
  Dow Chemical Co., due 7/02/01                           152           151,982
  Prudential Funding Corp., due 7/02/01                   155           154,982
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $   500,942
--------------------------------------------------------------------------------

Repurchase Agreement - 2.2%
--------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/02/01, total to
      be received $336,076 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost               $    336       $   336,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $16,038,350)                    $15,860,442

Other Assets, Less Liabilities - (3.1)%                                (478,872)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $15,381,570
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $16,038,350)              $15,860,442
  Investments of cash collateral for securities loaned, at
    identified cost and value                                           572,719
  Cash                                                                   39,677
  Foreign currency, at value (identified cost, $281)                        272
  Receivable for investments sold                                       242,436
  Interest and dividends receivable                                       9,986
                                                                    -----------
      Total assets                                                  $16,725,532
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $   720,606
  Collateral for securities loaned, at value                            572,719
  Payable to affiliate for management fee                                   464
  Payable to investment adviser                                          50,173
                                                                    -----------
      Total liabilities                                             $ 1,343,962
                                                                    -----------
Net assets                                                          $15,381,570
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $17,021,240
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (177,920)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,544,102)
  Accumulated undistributed net investment income                        82,352
                                                                    -----------
      Total                                                         $15,381,570
                                                                    ===========
Shares of beneficial interest outstanding                            1,582,836
                                                                     =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $9.72
                                                                       =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $   194,097
    Interest                                                             51,977
    Foreign taxes withheld                                               (4,068)
                                                                    -----------
      Total investment income                                       $   242,006
                                                                    -----------
  Expenses -
    Management fee                                                  $   107,769
    Trustees' compensation                                                2,935
    Shareholder servicing agent fee                                       1,444
    Administrative fee                                                    2,638
    Custodian fee                                                        14,561
    Printing                                                              6,179
    Auditing fees                                                        22,446
    Legal fees                                                            2,577
    Registration fees                                                    14,807
    Miscellaneous                                                         4,472
                                                                    -----------
      Total expenses                                                $   179,828
    Fees paid indirectly                                                 (3,444)
    Reduction of expenses by investment adviser                         (77,578)
                                                                    -----------
      Net expenses                                                  $    98,806
                                                                    -----------
        Net investment income                                       $   143,200
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(1,236,978)
    Foreign currency transactions                                          (729)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(1,237,707)
                                                                    -----------
  Change in unrealized depreciation -
    Investments                                                     $(1,445,931)
    Translation of assets and liabilities in foreign currencies             (49)
                                                                    -----------
      Net unrealized loss on investments and foreign currency
        translation                                                 $(1,445,980)
                                                                    -----------
        Net realized and unrealized loss on investments and foreign
          currency                                                  $(2,683,687)
                                                                    -----------
          Decrease in net assets from operations                    $(2,540,487)
                                                                    ===========
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                       2001                    2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $   143,200             $    89,511
  Net realized loss on investments and foreign currency
    transactions                                                    (1,237,707)               (274,870)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            (1,445,980)                837,037
                                                                   -----------             -----------
    Increase (decrease) in net assets from operations              $(2,540,487)            $   651,678
                                                                   -----------             -----------
Distributions declared to shareholders -
  From net investment income                                       $  (118,386)            $   (55,768)
  From net realized gain on investments and foreign currency
    transactions                                                          --                    (8,630)
                                                                   -----------             -----------
    Total distributions declared to shareholders                   $  (118,386)            $   (64,398)
                                                                   -----------             -----------
Net increase in net assets from fund share transactions            $   742,925             $ 3,929,519
                                                                   -----------             -----------
      Total increase (decrease) in net assets                      $(1,915,948)            $ 4,516,799
Net assets:
  At beginning of period                                            17,297,518              12,780,719
                                                                   -----------             -----------
  At end of period (including accumulated undistributed net
    investment income of $82,352 and $58,267, respectively)        $15,381,570             $17,297,518
                                                                   ===========             ===========

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
                                                                  --------------------------           PERIOD ENDED
                                                                    2001                2000           JUNE 30, 1999*
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $11.18              $10.70                $10.00
                                                                  ------              ------                ------
Income from investment operations# -
  Net investment income(S)                                        $ 0.09              $ 0.07                $ 0.04
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                           (1.48)               0.47                  0.66
                                                                  ------              ------                ------
      Total from investment operations                            $(1.39)             $ 0.54                $ 0.70
                                                                  ------              ------                ------
Less distributions declared to shareholders -
                                                                                                            $
  From net investment income                                      $(0.07)             $(0.05)                 --
  From net realized gain on investments and foreign
    currency transactions                                           --                 (0.01)                 --
                                                                  ------              ------                ------
                                                                                                            $
      Total distributions declared to shareholders                $(0.07)             $(0.06)                 --
                                                                  ------              ------                ------
Net asset value - end of period                                   $ 9.72              $11.18                $10.70
                                                                  ======              ======                ======
Total return                                                      (12.54)%              5.04%                 7.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        0.57%               0.65%                 0.66%+
  Net investment income                                             0.80%               0.69%                 0.68%+
Portfolio turnover                                                    82%                 86%                   36%
Net assets at end of period (000 Omitted)                        $15,382             $17,298               $12,781

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fee, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                              $ 0.04              $ 0.03                $(0.01)
        Ratios (to average net assets):
          Expenses##                                                1.00%               1.04%                 1.40%+
          Net investment income (loss)                              0.37%               0.30%                (0.06)%+
 * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Core Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001 equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrower") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001 the value of securities loaned was $554,399. These loans were collateralized by cash of $572,719 which was invested in the following short-term obligations:

                                                                 AMORTIZED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        572,719            $572,719

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $3,396 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $48 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments. During the year ended June 30, 2001, accumulated undistributed net investment income decreased by $729 and accumulated net realized loss on investments and foreign currency transactions increased by $729 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At June 30, 2001, accumulated undistributed net investment income and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

At June 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $429,153, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2008, ($244,887) and June 30, 2009 ($184,266).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended June 30, 2001 were 0.55% of average daily net assets on an annualized basis. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fee such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $15,446,093, and $14,046,331, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $16,267,217
                                                                    -----------
Gross unrealized depreciation                                       $(1,453,446)
Gross unrealized appreciation                                         1,046,671
                                                                    -----------
    Net unrealized depreciation                                     $ (406,775)
                                                                    ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                YEAR ENDED JUNE 30, 2001        YEAR ENDED JUNE 30, 2000
                                              --------------------------      --------------------------
                                                 SHARES           AMOUNT         SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                     276,131      $ 3,050,000        446,908      $ 4,892,562
Shares issued to shareholders in
  reinvestment of distributions                  10,772          118,387          5,897           64,398
Shares reacquired                              (251,083)      (2,425,462)      (100,000)      (1,027,441)
                                               --------      -----------       --------      -----------
    Net increase                                 35,820      $   742,925        352,805      $ 3,929,519
                                               ========      ===========       ========      ===========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $202 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Core Equity Fund (one of a series comprising MFS Institutional Trust) (the "Trust"), as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of MFS Institutional Core Equity Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 9, 2001

FEDERAL TAX INFORMATION

For the year ended June 30, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116                            ICE-2 8/01 400